Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 — Income Taxes

The effective tax rate during each of the three months ended March 31, 2023 and 2022 was 0%, respectively. State minimum taxes combined with losses resulted in an effective tax rate below the statutory tax rate of 21% for the three months ended March 31, 2023.

The Company recognizes tax benefits related to positions taken, or expected to be taken, on its tax returns only if the positions are “more-likely-than-not” sustainable. Once this threshold has been met, the Company’s measurement of its expected tax benefits is recognized in its financial statements. The Company does not have any uncertain tax positions that meet this threshold as of March 31, 2023 and December 31, 2022.

The Company is subject to taxation and files income tax returns with the U.S. federal government and various states. The tax periods 2018 through 2022 remain open in most jurisdictions. The Company is not currently under audit by the Internal Revenue Service or other similar tax authorities, and generally is not subject to examination for tax years prior to 2018.

At March 31, 2023, the Company’s deferred income taxes were in a net asset position mainly due to deferred tax assets generated by net operating losses. The Company assesses the likelihood that its deferred tax assets will be realized. A full review of all positive and negative evidence needs to be considered, including the Company’s current and past performance, the market environments in which the Company operates, the utilization of past tax credits, the length of carryback and carryforward periods, and tax planning strategies that might be implemented. Management believes that, based on a number of factors, it is more likely than not that all or some portion of the deferred tax assets may not be realized; accordingly, the Company has provided a valuation allowance against its net deferred tax assets at March 31, 2023 and December 31, 2022.

Note 17 – Income Taxes

Income (loss) before provision for income taxes for the years ended December 31, 2022 and 2021 consisted of the following (in thousands):

	December 31, 2022	December 31, 2021
U.S.	$(73,317)	$23,403
Foreign	–	–
Income (loss) before provision for income taxes	$(73,317)	$23,403

The income tax expense for the years ended December 31, 2022 and 2021 consisted of the following (in thousands):

	December 31, 2022	December 31, 2021
Current:
Federal	$–	$–
State	8	2
Foreign	–	–
Total current income tax expense	$8	$2
Deferred:
Federal	$–	$–
State	–	–
Foreign	–	–
Total deferred income tax expense	–	–
Income tax expense	$8	$2

The reconciliation between the provision for income tax expense and the amount of income tax computed by applying the U.S. federal statutory rate to income before provision for income taxes as shown in the accompanying consolidated statements of operations and other comprehensive loss for the years ended December 31, 2022 and 2021 consisted of the following:

	December 31, 2022	December 31, 2021
Tax provision at U.S. federal statutory rate	21.00%	21.00%
Nondeductible expenses	(0.93)	0.11
Fair value adjustments on earnout interests liability	8.22	(65.06)
Fair value adjustments on derivative liability	1.96	(16.60)
Fair value adjustments on convertible notes	–	12.66
Transaction costs	–	(21.91)
Research and development credit	3.10	(3.18)
State taxes, net of federal benefit	10.41	(20.33)
Change in valuation allowance adjustment	(44.79)	92.00
Other	1.02	1.32
Effective tax rate	(0.01)%	0.01%

The Company’s components of deferred tax assets and liabilities for the years ended December 31, 2022 and 2021 consisted of the following (in thousands):

	December 31, 2022	December 31, 2021
Deferred tax assets:
Net operating loss carryover	$39,061	$18,649
General business and other tax credits	5,622	1,180
Capitalized research and development	5,937	–
Intangible assets	2,236	2,376
Fair value adjustments	199	–
Lease liabilities	1,811	–
Stock based compensation	1,092	188
Other non-current deferred tax assets	2,747	415
Subtotal	58,705	22,808
Valuation allowance	(54,572)	(21,530)
Total	$4,133	$1,278

Deferred tax liabilities:
Fixed assets	$(998)	$(1,278)
Operating lease right-of-use asset	(1,770)	–
Other non-current deferred tax liabilities	(1,365)	–
Total	$(4,133)	$(1,278)

Net deferred tax asset	$–	$–

The Company has recorded a full valuation allowance as of December 31, 2022 and 2021 since, in the judgement of management given the Company’s history of losses, the realization of these deferred tax assets was not considered more likely than not. The valuation allowance was $54.6 million and $21.5 million as of December 31, 2022 and 2021, respectively, with increases attributable to the current year’s provision. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment.

In accordance with Internal Revenue Code Section 382 (“Section 382”) and Section 383 (“Section 383”), a corporation that undergoes an “ownership change” (generally defined as a cumulative change (by value) of more than 50% in the equity ownership of certain stockholders over a rolling three-year period) is subject to limitations on its ability to utilize its pre-change net operating losses and research and development credits to offset post-change taxable income and post-change tax liabilities, respectively. The Company’s existing net operating losses and research and development credits may be subject to limitations arising from previous ownership changes, and the ability to utilize net operating losses could be further limited by Section 382 and Section 383 of the Code. In addition, future changes in the Company’s stock ownership, some of which may be outside of the Company’s control, could result in an ownership change under Section 382 and Section 383 of the Code.

As of December 31, 2022, the Company had net operating loss carryforwards of $283.8 million. This consists of approximately $141.2 million of federal net operating losses and approximately $142.6 million of state net operating losses. The federal net operating losses have an indefinite carryforward period, and the state net operating losses may expire between 2036 and 2042.

As of December 31, 2022, the Company had research and development credit carryforwards of $6.1 million. This consists of approximately $3.7 million federal research and development credits, which will begin to expire in 2041, and approximately $2.4 million California research and development credits, which do not expire.

The Company is subject to taxation and files income tax returns with the U.S. federal government and various states. The Company currently is not under audit by the Internal Revenue Service or other similar tax authorities, and generally is not subject to examination for tax years prior to 2018.

The Company had no unrecognized tax benefits for the years ended December 31, 2022 and 2021. Interest and penalties related to unrecognized tax benefits are recognized in operating expenses. No such interest and penalties were recognized during the years ended December 31, 2022 and 2021. The Company does not expect the amount of unrecognized tax benefits will materially change in the next twelve months.

As a result of changes made by the Tax Cuts and Jobs Act of 2017, that became effective as of January 1, 2022, the Company is now required to capitalize for tax purposes certain research and development expenses, and amortize domestic expenses over a 5 years period and foreign expenses over a 15 year period, resulting in a deferred tax asset for the capitalized amounts.